February 26, 2008




ISI Strategy Fund, Inc.
40 West 57th Street, 18th Floor
New York, NY 10019

      Re:      ISI Strategy Fund, Inc.
               Post-Effective Amendment No. 15
               File No. 333-31137; ICA No. 811-8291

Gentlemen:

      We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 15 to Registration Statement No. 333-31137 on Form N-1A.


                                    Very truly yours,



                                   /s/ Kramer Levin Naftalis & Frankel LLP